UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2017

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On November 3, 2017, Bio-Path Holdings, Inc. (the “Company”) and certain investors entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell an aggregate of 13,333,332 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), and warrants to purchase up to 6,666,666 shares of Common Stock (the “Warrants”) in a registered direct offering with gross proceeds of approximately $4.0 million. The purchase price per share and one-half Warrant is $0.30. Subject to certain ownership limitations, the Warrants will be exercisable upon issuance, have a term of five years and have an exercise price of $0.45 per share of Common Stock. The number of shares issuable upon exercise of the Warrants and the exercise price of the Warrants are adjustable in the event of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The exercise price is also subject to “full-ratchet” anti-dilution protection based on certain issuances by the Company of Common Stock, securities convertible into Common Stock or certain other issuances at a price below the then-existing exercise price of the Warrants, with certain exceptions.

On November 3, 2017, the Company entered into placement agency agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company, on a reasonable best efforts basis, in connection with the registered direct offering. The Company has agreed to pay the Placement Agent an aggregate cash fee equal to 7.0% of the gross proceeds received in the registered direct offering. In addition, the Company has agreed to grant to the Placement Agent warrants to purchase up to 160,000 shares of Common Stock (the “Placement Agent Warrants”) in a private placement. The terms of the Placement Agent Warrants are substantially the same as the terms of the Warrants, except they will be exercisable beginning six months after the date of issuance, will have a term of five years after they become exercisable and will not be registered for sale pursuant to a registration statement. The Company will also reimburse the Placement Agent for legal fees and expenses in an amount not to exceed $75,000.

The net proceeds to the Company from the registered direct offering, after deducting the Placement Agent’s fees and expenses, the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $3.6 million. The registered direct offering is expected to close on or about November 6, 2017, subject to the satisfaction of customary closing conditions. The Company currently intends to use these net proceeds for working capital and general corporate purposes.

The Shares, Warrants and shares of Common Stock issuable upon exercise of the Warrants will be issued pursuant to a prospectus supplement dated as of November 3, 2017, which was filed with the Securities and Exchange Commission in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-215205), which became effective on January 9, 2017, and the base prospectus dated as of January 9, 2017 contained in such registration statement.

The issuance of the Placement Agent Warrants will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Placement Agent Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. The Placement Agent has represented that it is an accredited investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The legal opinion of Winstead PC relating to the legality of the issuance and sale of the Shares, Warrants and shares of Common Stock issuable upon exercise of the Warrants in the registered direct offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

In addition, in connection with the registered direct offering, each investor in the offering will enter into a leak-out agreement with the Company (each, a “Leak-Out Agreement” and collectively, the “Leak-Out Agreements”). Pursuant to the terms of the Leak-Out Agreements, from the date of the Purchase Agreement until the earlier of (i) December 8, 2017 and (ii) the fifth trading day of a period of five consecutive trading days during which the VWAP (as defined in the securities purchase agreement) for each such trading day during such period is equal to or exceeds $0.50 per share (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar events occurring after the date of the Leak-Out Agreement), each investor, either alone or together with its affiliates, in the registered direct offering will be limited to selling no more than its pro-rata portion of 35% of the daily trading volume of Common Stock on such trading day, subject to certain exceptions.

The description of terms and conditions of the Placement Agency Agreement, the form of Purchase Agreement, the form of Leak-Out Agreement and the form of Warrant set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Placement Agency Agreement, the form of Purchase Agreement, the form of Leak-Out Agreement and the form of Warrant, which are attached hereto as Exhibits 1.1, 10.1, 10.2 and 4.1, respectively.

The Placement Agency Agreement and the Purchase Agreement contain representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of the respective agreement and in the context of the specific relationship between the parties. The provisions of the Placement Agency Agreement and the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On November 3, 2017, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Placement Agency Agreement, dated as of November 3, 2017, by and between Bio-Path Holdings, Inc. and Roth Capital Partners, LLC

4.1	Form of Warrant

5.1	Opinion of Winstead PC

10.1	Form of Securities Purchase Agreement

10.2	Form of Leak-Out Agreement

23.1	Consent of Winstead PC (included in Exhibit 5.1)

99.1	Press Release dated November 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: November 6, 2017	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Placement Agency Agreement, dated as of November 3, 2017, by and between Bio-Path Holdings, Inc. and Roth Capital Partners, LLC

4.1	Form of Warrant

5.1	Opinion of Winstead PC

10.1	Form of Securities Purchase Agreement

10.2	Form of Leak-Out Agreement

23.1	Consent of Winstead PC (included in Exhibit 5.1)

99.1	Press Release dated November 3, 2017